Exhibit 10.2
AMENDMENT TO SETTLEMENT AGREEMENT
THIS Amendment to Settlement Agreement (this “Amendment) is made as of June 2, 2010 (the “Effective Date”) between NNN EXECUTIVE CENTER 2003, LP (“Borrower”) and the Ivan Halaj and Vilma Halaj Inter Vivos Trust under restated Inter Vivos Trust Agreement Dated January 17, 1995 (the “Trust”) (also known as the Ivan Halaj and Vilma Halaj Inter Vivos Trust dated June 16, 1980 as restated on January 17, 1995) (the “Trust Agreement”) (“Lender”).
BACKGROUND
A.
Borrower and Lender are parties to a settlement agreement (the “Agreement”) made to be effective as of May 28, 2010, pursuant to which Lender agreed to accept a deed of the Property described in the Agreement and other Conveyance Documents in full cancellation and extinguishment of the Note and all other indebtedness secured by the Loan Documents, and to release Borrower and Indemnitor from all obligations and liability under the Note and other Loan Documents.

B.	Borrower and Lender have executed the Agreement, and Borrower has executed the Deed and other Conveyance Documents.

C.
The Agreement provides that the releases contained therein are effective upon execution of the Agreement and recording of the Deed and the Assignment, and that the recording of the Deed and Assignment shall constitute delivery and acceptance of the conveyance of the Property and assumption of all rights and obligations of Borrower under the documents and instruments assigned to Lender by the Assignment.

D.
The Agreement and the Conveyance Documents have been delivered to Borrower’s counsel, Brown McCarroll, L.L.P. (“Brown McCarroll”), with instructions to record the Deed and Assignment, to deliver copies of the recorded documents to the parties, and to deliver the originals of the Agreement and the other Conveyance Documents which are not recorded to the parties.

E.
As of the date of this Amendment, Borrower is unable to record the Deed and Assignment because the Dallas County Clerk’s Office is closed until further notice because of a flood in the building housing the Clerk’s Office.

F.	Lender is prepared to assume the rights and obligations of Borrower as provided in the Assignment, effective as of June 2, 2010.

G.	Accordingly, the parties now desire to amend the Agreement with respect to delivery, acceptance, and recording of the Deed and Assignment.
Lender and Borrower therefore agree as follows, despite anything to the contrary in the Agreement:
1. Defined Terms. All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Agreement.
2. Delivery by Facsimile. Borrower shall cause Brown McCarroll to deliver the Deed and the Assignment to Lender by sending facsimile copies of such documents via facsimile transmission with confirmed receipt to the attention of Steve Halaj, with emailed copies to counsel to Ivan Halaj. Such delivery shall constitute “Closing”.
3. Acceptance Upon Receipt of Facsimile or Scan. Lender agrees that the Deed and Assignment will be deemed to be delivered upon delivery by facsimile and email, as provided in Paragraph 2.
4. Recording. Borrower shall cause Brown McCarroll to hold the original Deed and Assignment in safekeeping until such time as it is able to record the Deed and Assignment in the Real Property Records of Dallas County, Texas, and to record the documents as soon as possible thereafter.
5. Delivery Following Recording. Following recording, Borrower shall cause Brown McCarroll to deliver file stamped copies of the Deed and Assignment to the parties, and originals of the other Conveyance Documents to Lender.

6. No Other Modifications. Except as expressly modified by this Amendment, the Agreement remains unmodified, in full force and effect in accordance with its terms.
7. Counterparts. This Amendment may be executed in counterparts, and delivered by facsimile or other electronic transmission.
[Signatures follow]

EXECUTED as of the day and year first above written.
BORROWER:
NNN EXECUTIVE CENTER 2003, LP
a Texas limited partnership

By:	NNN Executive Center 2003 GP, LLC a Virginia limited liability company its General Partner

By:	Grubb & Ellis Realty Investors, LLC a Virginia limited liability company its Manager

By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer
	Date:	June 2, 2010
INDEMNITOR
NNN EXECUTIVE CENTER 2003 GP, LLC
a Virginia limited liability company

By:	Grubb & Ellis Realty Investors, LLC a Virginia limited liability company its Manager

By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer
	Date:	June 2, 2010
NNN 2003 VALUE FUND, LLC,
a Delaware limited liability company

By:	/s/ Kent Peters
	Name:	Kent Peters
	Title:	Chief Executive Officer
	Date:	June 2, 2010
NNN EXECUTIVE CENTER 2003, LP
a Virginia limited liability company

By:	NNN Executive Center 2003 GP, LLC a Virginia limited liability company its General Partner

By:	Grubb & Ellis Realty Investors, LLC a Virginia limited liability company its Manager

By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer Date: June 2, 2010
LENDER:
IVAN HALAJ AND VILMA HALAJ INTER VIVOS TRUST
UNDER RESTATED INTER VIVOS TRUST AGREEMENT
DATED JANUARY 17, 1995 (a/k/a Ivan Halaj and Vilma Halaj
Inter Vivos Trust dated June 16, 1980 as restated on
January 17, 1995)

By:	/s/ Ivan Halaj, Trustee
Ivan Halaj, Trustee
Date: June 1, 2010

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